UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 June 18, 2002 (Date of earliest event reported)


                            MATRIXX INITIATIVES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      0-27646                   87-0482806
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                       2375 East Camelback Road, Suite 500
                             Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602) 387-5353

ITEM 5. OTHER EVENTS.

     Effective on June 18, 2002, following the receipt of requisite shareholder approval, Gum Tech International, Inc. merged with and into its wholly-owned Delaware subsidiary, Matrixx Initiatives, Inc. As a result of the merger, Gum Tech International, Inc. changed its state of incorporation from Utah to Delaware and changed its name to "Matrixx Initiatives, Inc."

     A summary of the principal reasons for and effects of the merger is included in Gum Tech International Inc.'s definitive proxy statement for its 2002 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on May 7, 2002.

     A  copy  of  Matrixx   Initiatives  Inc.'s  press  release  announcing  the
effectiveness of the merger and the resulting name change and reincorporation is attached as an exhibit to this current report.

EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

2.1 Agreement and Plan of Merger dated as of June 18, 2002 by and between Gum Tech International, Inc. and Matrixx Initiatives, Inc.

3.1       Amendment No.1 to Form 8-A(1)

3.2       Certificate of Incorporation of Matrixx Initiatives, Inc.(2)

3.3       Bylaws of Matrixx Initiatives, Inc.(2)

99.1 Matrixx Initiatives, Inc. Press Release dated June 18, 2002 entitled "Gum Tech Shareholders Approve Name Change to Matrixx Initiatives, Inc.; Company Announces New Products, Corporate Strategy at Annual Meeting."

----------
(1)  Filed June 18, 2002 (File No. 000-27646).
(2) Incorporated by reference to the Registrant's Amendment No.1 to Form 8-A filed June 18, 2002 (File No. 000-27646).

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MATRIXX INITIATIVES, INC.
                                        (Registrant)


                                        /s/ William J. Hemelt
                                        ----------------------------------------
                                        William J. Hemelt
                                        Executive Vice President, Chief
                                        Financial Officer and Secretary

Date: June 18, 2002

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

2.1 Agreement and Plan of Merger dated as of June 18, 2002 by and between Gum Tech International, Inc. and Matrixx Initiatives, Inc.

3.1       Amendment No.1 to Form 8-A(1)

3.2       Certificate of Incorporation of Matrixx Initiatives, Inc.(2)

3.3       Bylaws of Matrixx Initiatives, Inc.(2)

99.1 Matrixx Initiatives, Inc. Press Release dated June 18, 2002 entitled "Gum Tech Shareholders Approve Name Change to Matrixx Initiatives, Inc.; Company Announces New Products, Corporate Strategy at Annual Meeting."

----------
(1)  Filed June 18, 2002 (File No. 000-27646).
(2) Incorporated by reference to the Registrant's Amendment No.1 to Form 8-A filed June 18, 2002 (File No. 000-27646).